SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 10, 2007
(Date of report)

RESOLVE STAFFING, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-29485	33-0850639
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

3235 Omni Drive
Cincinnati, OH 45245
(Address of Principal Executive Offices)

(800) 894-4250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2006, Resolve Staffing, Inc. (“Registrant”) acquired KTF, Inc. (dba Power Personnel), a New York based staffing firm with annual sales of approximately $12 million. Power Personnel, located in Rochester, NY, has seven offices in the upstate New York market. Power Personnel provides a variety of temporary staffing, permanent placement and payroll management services. The acquisition gives Resolve a total of 16 staffing offices in the State of New York and 74 nationwide.

Pursuant to the Purchase Agreement, the Registrant agreed to purchase KTF, Inc. for total consideration of $3,542,000, plus an earnout, consisting of the following:

•	$675,000 cash;
•	A note for $2,867,000; and
•	An earnout consisting of fifty percent of the Pretax Profit in excess of $1,107,000 earned during the second and third years immediately following the date of the acquisition.

The foregoing summarizes the Purchase Agreement, which is attached as Exhibits 1.1 to this Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 11, 2006, the Registrant acquired KTF, Inc. (dba Power Personnel). See Item 1.01, "Entry into a Material Definitive Agreement," for a more detailed description, the nature of Power Personnel’s business, and the nature and amount and nature of the consideration given in connection with the acquisition.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On October 11, 2006, the Registrant entered into a Purchase Agreement with KTF, Inc. (dba Power Personnel). See Item 1.01, "Entry into a Material Definitive Agreement," for a more detailed description of the acquisition, the nature of KTF’s business, and the nature and amount of consideration given in connection with the acquisition. A copy of the Note created as part of the acquisition outlined in Item 1.01 is attached as Exhibit 2.1 to this Form 8-K.

Item 8.01 Other Events.

On October 16, 2006, Resolve Staffing, Inc. issued a news release announcing the above mentioned acquisition of KTF, Inc. (dba Power Personnel). A copy of the Company’s news release is included as Exhibit 99.1 in this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements for the year ended December 31, 2005 as required by this Item 9.01 are as follows.

KFT, INC.
dba POWER PERSONNEL

FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2005
with

INDEPENDENT AUDITORS' REPORT

Rippe & Kingston CO PSC
certified public accounts & consultants

Rookwood Building
1077 Celestial Street
Cincinnati, Ohio 45202-1696
www.rippe.com
(513) 241-1375
Fax: (513) 241-7843

The Board of Directors
KFT, Inc., dba Power Personnel

Independent Auditors’ Report

We have audited the accompanying balance sheet of KFT, Inc., dba Power Personnel, as of December 31, 2005, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KFT, Inc., dba Power Personnel, as of December 31, 2005, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rippe and Kingston CO PSC

December 22, 2006

KTF, INC.
dba POWER PERSONNEL
BALANCE SHEET
December 31, 2005

ASSETS
CURRENT ASSETS:
Cash	$446,954
Accounts receivable, less allowance for doubtful accounts of $25,000	1,448,760
Prepaid insurance	34,703
Total current assets	1,930,417

PROPERTY AND EQUIPMENT:
Office furniture and equipment	54,290
Automotive equipment	65,513
119,803
Less: accumulated depreciation	(79,941)
Net property and equipment	39,862

OTHER ASSETS:
Accounts receivable - stockholder	321,958
Loan closing costs - net of accumulated amortization of $26,587	44,312
Total other assets	366,270

Total assets	$2,336,549

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
Accounts payable - trade	$68,028
Lines of credit	1,407,848
Accrued withholdings and payroll liabilities	306,234
Accrued income taxes	19,270
Other accrued expenses	7,310
Current portion of long-term debt	8,645
Total current liabilities	1,817,335

LONG-TERM DEBT, less current portion	66,392

STOCKHOLDER'S EQUITY:
Common stock, no par value, 100 shares authorized, issued
and outstanding	500
Retained earnings	452,322
Total stockholder's equity	452,822

Total liabilities and stockholder's equity	$2,336,549

The accompanying notes are an integral part of the financial statements

KTF, INC.
dba POWER PERSONNEL
STATEMENT OF INCOME AND RETAINED EARNINGS
For the Year Ended December 31, 2005

REVENUES	$11,002,919

COST OF REVENUES	8,691,732
Gross Profit	2,311,187

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,600,931
Operating Income	710,256

OTHER EXPENSE:
Management fee - stockholder	355,000
Amortization	23,633
Interest expense	142,836
Other expense	22,641
Total other expense	544,110
Income before provision for income taxes	166,146

PROVISION FOR INCOME TAXES:
State franchise tax	13,480
Federal income tax	47,739
61,219
Net income	104,927

RETAINED EARNINGS:
Beginning of year	347,395

End of year	$452,322

The accompanying notes are an integral part of the financial statements

KTF, INC.
dba POWER PERSONNEL
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$104,927
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	50,852
Loss on disposal of property and equipment	22,780
Change in assets - increase (decrease):
Accounts receivable	279,085
Prepaid insurance	(18,861)
Change in liabilities - (increase) decrease:
Accounts payable - trade	7,574
Accrued withholdings and payroll liabilities	(74,509)
Accrued income taxes	(46,056)
Other accrued expenses	(51,127)
Net cash provided by operating activities	274,665

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(43,123)
Advances to stockholder	(124,899)
Net cash used in investing activities	(168,022)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings on lines of credit	31,599
Net borrowings on long-term debt	15,179
Net cash provided by financing activities	46,778
Net increase in cash	153,421

CASH:
Beginning of year	293,533

End of year	$446,954

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$142,836
Cash paid for income taxes	$107,275

The accompanying notes are an integral part of the financial statements

KTF, INC.
dba POWER PERSONNEL
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business - KFT, Inc., dba Power Personnel (the Company), provides temporary employees to numerous businesses through branch offices located within the state of New York.

Revenue Recognition - The Company recognizes revenue when services are performed under the accrual method. Generally, billings are prepared on a weekly basis for services performed each week. Accounts receivable at December 31, 2005 includes approximately $160,000 of amounts invoiced to clients subsequent to year end.

Accounts Receivable - The Company extends credit to a majority of its clients on an unsecured basis. Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when received. Accounts receivable have been adjusted for all known uncollectible accounts.

Property and Equipment - Property and equipment are stated at cost. The cost of significant additions and betterments is capitalized. Maintenance and repairs are charged to expense as incurred. Depreciation is provided on property and equipment using accelerated methods over the estimated useful lives of the assets as follows:

Office furniture and equipment: 5 - 7 years
Automotive equipment: 5 years

When property and equipment are retired or otherwise disposed, the cost and related accumulated depreciation are removed and any resulting gain or loss is reflected in the statement of income for the period.

Loan Origination Costs - The Company capitalizes loan closing costs from the origination of the lines of credit and long-term debt and amortizes the costs using the straight-line method over the related debt term (three years).

Income Taxes - Income tax expense includes federal and state income taxes currently payable.

Restricted Cash - The Company has $132,466 on deposit in a bank as of December 31, 2005, serving as collateral for its line of credit with a financial institution.

Concentration of Credit Risk - The Company had cash deposits in excess of federally insured limits with banks of approximately $250,000 at December 31, 2005.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. RELATED PARTY TRANSACTIONS

Accounts Receivable - Stockholder - The Company periodically advances cash to its stockholder on an unsecured basis. Interest is not charged on the advances and there is not a maturity date.

Management Fee - Stockholder - The Company compensates its stockholder for consulting services and non-compete agreement fees incurred on behalf of the Company. The total amount of these expenses (entitled “management fee - stockholder” on the statement of income) was $355,000 for the year ended December 31, 2005.

KTF, INC.
dba POWER PERSONNEL
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2005

3. LINES OF CREDIT

The Company has a revolving line of credit with a financial institution that provides for maximum borrowings of $1,700,000 through November 2007. The revolving line of credit allows the Company to borrow up to 85% of accounts receivable aged 90 days or less. Borrowings under this line of credit accrue interest at the financial institution’s prime rate (7.25% at December 31, 2005) plus 2%, with a minimum floor of 6.75%. An additional 1% facility fee and $1,000 administrative fee are charged on a monthly basis. The loan is secured by substantially all assets of the Company and is personally guaranteed by the stockholder. Borrowings of $1,313,447 were outstanding under this line of credit at December 31, 2005.

The Company has a second line of credit with a bank that provides for maximum borrowings of $100,000. Borrowings under this line of credit are due on demand and accrue interest at the bank's prime rate (7.25% at December 31, 2005). The bank requires a monthly principal payment based on 2% of the previous month’s outstanding balance. Borrowings of $94,401 were outstanding under this line of credit at December 31, 2005.

4. LONG-TERM DEBT

Long-term debt consists of the following at December 31, 2005:

Note payable to Ford Motor Credit, due in monthly installments of $337, including interest at 3.5% per annum, through June 2007. A final balloon payment of $15,893 is due July 25, 2007. The note is secured by a vehicle.	$21,220
Note payable to Ford Motor Credit, due in monthly installments of $582, including interest at 5.75% per annum, through December 2, 2006. A final balloon payment of $28,532 is due January 2, 2007. The note is secured by a vehicle.	33,817
Note payable to a financial institution, due November 27, 2007. Interest only payments are required at the financial institution’s prime rate (7.25% at December 31, 2005) plus 2%, with a minimum floor of 6.75%. The note is secured by substantially all assets of the Company and is guaranteed by the stockholder.	20,000
75,037
Less current portion	(8,645)
$66,392

Principal amounts due annually under long-term debt agreements are as follows:

Year Ending December 31,
2006	$8,645
2007	66,392
$75,037

5. OPERATING LEASES

The Company leases office space at several locations under non-cancelable operating leases that require monthly payments ranging from $475 to $1,225 and expire at various times through May 2010. The approximate aggregate minimum rentals required under such leases are as follows:

Year Ending December 31,
2006	43,085
2007	18,815
2008	14,445
2009	14,625
2010	6,125
$97,045

KTF, INC.
dba POWER PERSONNEL
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2005

5. OPERATING LEASES (Continued)

The Company also leases various office equipment under non-cancelable and month-to-month leases.

Total rent expense was approximately $94,000 for the year ended December 31, 2005.

6. MAJOR CUSTOMER

The Company had one client who accounted for approximately 15% of revenues for the year ended December 31, 2005.

7. COMMITMENTS AND CONTINGENCIES

The Company is a defendant in various lawsuits and claims arising in the normal course of business. Management believes it has valid defenses in these cases and is defending them vigorously. While the results of litigation cannot be predicted with certainty, management believes the final outcome of such litigation will not have a material adverse effect on the Company’s financial position or results of operations.

8. 401(k) PLAN

The Company maintains a 401(k) benefit plan covering substantially all employees who have completed one year of service and are at least 21 years of age. According to the plan provisions, the Company is required to match 20% of employee contributions, not to exceed 5% of employee compensation. The Company may also make discretionary contributions to be determined at the end of the year. Plan expenses may be paid by the Company if not paid by the Plan.

Total contributions and Plan expenses incurred by the Company was $35,075 for the year ended December 31, 2005.

9. SUBSEQUENT EVENT

On October 11, 2006, the stockholder entered into a stock sale agreement whereby the stockholder sold 100% of the issued and outstanding common stock to Resolve Staffing, Inc., a national provider of human resource services, including the recruiting, training and placement of temporary, temporary-to-hire and direct hire staffing.

Resolve Staffing, Inc.
Pro Forma Condensed Combined Consolidated Balance Sheet
September 30, 2006

PRO FORMA INFORMATION

The interim financial statements for the nine months ended September 30, 2006 are presented in accordance with accounting principles generally accepted in the United States of America (GAAP), which requires that the financial results of acquired entities are included in the consolidated financial statements from the date of acquisition. As a result, the consolidated statement of operations do not include the activity of the acquired companies, including the acquisition of Star Personnel (and Direct Staffing) and the acquisition of Resolve by ELS, Inc. on October 1, 2006, which has been recorded as a reverse acquisition, and the acquisition of Power Personnel, Inc. on October 11, 2006, for the period from January 1, of each period to the respective dates of acquisition.

Presented below is the unaudited pro forma condensed combined consolidated balance sheet at September 30, 2006.

	Resolve Staffing, Inc.	Power Personnel, Inc.	ELS, Inc.	Power Consolidation		ELS Consolidation		Total
Current Assets:
Cash	$ -	$ 322,681	$ -	$ -		$ -		$322,681
Accounts receivable, net of allowance	16,191,543	1,437,310	469,486	-		-		18,098,339
Notes receivable	-	-	6,689,139	-		(6,689,139)	c)	-
Prepaid and other assets	306,767	43,353	182,436	-		-		532,556
Total current assets	16,498,310	1,803,344	7,341,061	-		(6,689,139)	c)	18,953,576
Property and Equipment:
Property and equipment	1,225,751	115,787	984,232	-		-		2,325,770
Less: Accumulated depreciation	(429,338)	(69,964)	(527,721)	-		-		(1,027,023)
	796,413	45,823	456,511	-		-		1,298,747
Other assets:
Other assets	-	-	389,996	-		-		389,996
Goodwill	10,059,829	-	545,079	(10,346)	a)	1,070,137	c)	34,305,787
				3,542,000	b)	(1,051,235)	d)
						389,996	e)
						2,447,246	c)
						16,663,857	c)
						486,411	e)
						8,360	e)
						154,453	c)
Non competes, net of accumulated amortization	613,546	-	-	-		-		613,546
Total other assets	10,673,375	-	935,075	3,531,654		20,169,225		35,309,329
Total assets	$27,968,098	$1,849,167	$8,732,647	$3,531,654		$13,480,086		$55,561,652

Resolve Staffing, Inc.
Pro Forma Condensed Combined Consolidated Balance Sheet
September 30, 2006

	Resolve Staffing, Inc.	Power Personnel, Inc.	ELS, Inc.	Power Consolidation		ELS Consolidation		Total
Current Liabilities:
Bank overdraft	$1,285,746	$ -	$1,888,032	$ -		$ -		$3,173,778
Accounts payable and accrued liabilities	4,718,945	197,123	3,491,751	-		-		8,407,819
Accrued salaries and payroll taxes	2,394,169	388,229	2,221,766	-		-		5,004,164
Notes payable and lines of credit	10,810,205	78,799	1,150,000	2,108,500	b)	-		14,147,504
Notes payable - related party	91,500	-	-	-		-		91,500
Total current	19,300,565	664,151	8,751,549	2,108,500		-		30,824,765
Long term liabilities:
Notes payable	568,304	1,174,670	-	1,433,500	b)	-		3,176,474
Notes payable - related parties	6,689,139	-	-	-		389,996	e)	16,048,624
						16,663,857	c)
						(6,689,139)	c)
						486,411	e)
						8,360	e)
						1,500,000	f)
Unrealized gain on sale	-	-	1,051,235	-		(1,051,235)	d)	-
Total long term debt	7,257,443	1,174,670	1,051,235	1,433,500		8,308,250		19,225,098
Total liabilities	26,558,008	1,838,821	9,802,785	3,542,000		8,308,250		50,049,863
Stockholders’ Equity (Deficit)
Common stock	1,585	500	5,810	(500)	a)	(5,810)	c)	1,834
						140	c)
						100	f)
						9	c)
Paid-in capital	2,307,161	-	192,496	-		(192,496)	c)	6,408,611
						2,447,105	c)
						1,499,900	f)
						154,444	c)
Accumulated equity (deficit)	(898,656)	9,846	(1,268,443)	(9,846)	a)	1,268,443	c)	(898,656)
Total stockholders’ equity/ (deficit)	1,410,090	10,346	(1,070,137)	(10,346)		5,171,836		5,511,789
Total Liabilities and Stockholders’ Equity (deficit)	$27,968,098	$1,849,167	$8,732,647	$3,531,654		$13,480,086		$55,561,652

Resolve Staffing, Inc.
Pro Forma Condensed Combined Consolidated Statement of Operations (GAAP)
September 30, 2006

Presented below is the unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2006 as if the acquisitions of Power Personnel, and ELS, Inc. had been completed January 1, 2006.

	Resolve Staffing, Inc.	Power Personnel, Inc.	ELS, Inc.	Total
Service Revenues	$88,778,862	$7,679,844	$38,199,540	$134,658,246

Cost of Services	75,718,957	6,190,000	32,426,391	114,335,348

Gross Margin	13,059,905	1,489,844	5,773,149	20,322,898

Operating Expenses	11,962,626	1,414,420	5,595,527	18,972,573

Profit From Operations	1,097,279	75,424	177,622	1,350,325

Other Expense:
Interest expense	(596,718)	(107,848)	-	(704,566)
Net other expenses	(596,718)	(107,848)	-	(704,566)

Net Income (Loss)	$500,561	$(32,424)	$177,622	$645,759

Pro-forma earnings per share information for the nine months ended September 30, 2006:
Pro forma basic weighted average shares outstanding:				19,158,613
Pro forma basic net income per common share:				$0.03
Pro forma fully diluted weighted average shares outstanding:				19,672,661
Pro forma fully diluted net income per common share:				$0.03

Resolve Staffing, Inc.
Pro Forma Condensed Combined Consolidated Statement of Operations (NON-GAAP)
Nine Months Ended September 30, 2006

	Resolve Staffing, Inc.	Power Personnel, Inc.	NON-GAAP ELS, Inc.	NON-GAAP Total
Service Revenues	$88,778,862	$7,679,844	$218,411,872	$314,870,578

Cost of Services	75,718,957	6,190,000	212,638,723	294,547,680

Gross Margin	13,059,905	1,489,844	5,773,149	20,322,898

Operating Expenses	11,962,626	1,414,420	5,595,527	18,972,573

Profit From Operations	1,097,279	75,424	177,622	1,350,325

Other Expense:

Interest expense	(596,718)	(107,848)	-	(704,566)
Net other expenses	(596,718)	(107,848)	-	(704,566)

Net Income (Loss)	$500,561	$(32,424)	$177,622	$645,759

Pro-forma earnings per share information for the nine months ended September 30, 2006:
Pro forma basic weighted average shares outstanding:	19,158,613
Pro forma basic net income per common share:	$0.03
Pro forma fully weighted average shares outstanding:	19,672,661
Pro forma fully diluted net income per common share:	$0.03

Resolve Staffing, Inc.
Pro Forma Condensed Combined Consolidated Statement of Operations (GAAP)
Twelve Months Ended December 31, 2005

	Resolve Staffing, Inc.	Power Personnel, Inc.	ELS, Inc.	Adjustment		Total
Service Revenues	$31,138,212	$11,002,919	$39,035,112			$81,176,243

Cost of Services	25,356,038	8,691,732	29,003,164			63,050,934

Gross Margin	5,782,174	2,311,187	10,031,948			18,125,309

Operating Expenses	6,004,356	2,002,205	5,428,209			13,434,770

Profit (Loss) From Operations	(222,182)	308,982	4,603,739			4,690,539

Other Expense:

Interest expense	(266,140)	(142,836)	(60,461)			(469,437)
Net other expenses	(266,140)	(142,836)	(60,461)			(469,437)

Income Tax Expense	-	(61,219)	-	(1,622,000)	g)	(1,683,219)

Net Income (Loss)	$(488,322)	$104,927	$4,543,278	$(1,622,000)		$2,537,883

Pro-forma earnings per share information for the twelve months ended December 31, 2005:
Pro forma basic weighted average shares outstanding:	16,027,523
Pro forma basic net income per common share:	$0.16
Pro forma fully weighted average shares outstanding:	16,878,843
Pro forma fully diluted net income per common share:	$0.15

Resolve Staffing, Inc.
Pro Forma Condensed Combined Consolidated Statement of Operations (NON-GAAP)
Twelve Months Ended December 31, 2005

	Resolve Staffing, Inc.	Power Personnel, Inc.	NON-GAAP ELS, Inc.	Adjustment		NON-GAAP Total
Service Revenues	$31,138,212	$11,002,919	$207,376,144			$249,517,275

Cost of Services	25,356,038	8,691,732	197,344,196			231,391,966

Gross Margin	5,782,174	2,311,187	10,031,948			18,125,309

Operating Expenses	6,004,356	2,002,205	5,428,209			13,434,770

Profit (Loss) from Operations	(222,182)	308,982	4,603,739			4,690,539

Other expense:

Interest Expense	(266,140)	(142,836)	(60,461)			(469,437)
Net other expenses	(266,140)	(142,836)	(60,461)			(469,437)

Income Tax Expense	-	(61,219)	-	(1,622,000)	g)	(1,683,219)

Net Income (Loss)	$(488,322)	$104,927	$4,543,278	$(1,622,000)		$2,537,883

Pro-forma earnings per share information for the twelve months ended December 31, 2005:
Pro forma basic weighted average shares outstanding:	16,027,523
Pro forma basic net income per common share:	$0.16
Pro forma fully weighted average shares outstanding:	16,878,843
Pro forma fully diluted net income per common share:	$0.15

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

a)
Reflects the acquisition of Power Personnel, Inc. which will be accounted for under the purchase method of accounting. Accordingly, the purchase price will be allocated to the assets acquired and liabilities assumed based upon their respective estimated fair values. A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the unaudited pro forma condensed combined consolidated balance sheet based on our preliminary assessment. The final allocation of the purchase price may result in differences from the pro forma amounts included herein.

b)	Reflects the payment of $675,000 at closing and the issuance of short term and long term notes payable in the amount of $2,867,000 for the acquisition of Power Personnel, Inc. described above.
c)
Reflects the acquisition of ELS, Inc. which will be accounted for as a reverse acquisition under the purchase method of accounting for business combinations. Accordingly, the purchase price will be allocated to the assets acquired and liabilities assumed based upon their respective estimated fair values. A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the unaudited pro forma condensed combined consolidated balance sheet based on our preliminary assessment. The final allocation of the purchase price may result in differences from the pro forma amounts included herein. Also reflects the reclassification of the note receivable from Resolve Staffing which is included in the purchase price of approximately $16.6 million in the form of Notes payable to the former shareholders of ELS, Inc. and the issuance of 1,398,426 shares of common stock for the purchase of ELS, Inc. In addition, 88,259 shares are being held in escrow pending the approval by the state of Florida for the purchase of ELS Florida.

d)
Reflects the elimination of the unrealized gain recorded by ELS, Inc. on the sale of ELS to Resolve Staffing, Inc. during 2005 which remained on the balance sheet of ELS, Inc. as of September 30, 2006.

e)
Reflects the adjustment to the purchase price for the investment in the common stock of the workers’ compensation provider due to the former shareholders of ELS, Inc., the adjustment for the excess workers’ compensation policy paid which is due to the former shareholders of ELS, Inc., and the adjustment for the payment of deposits recorded by ELS, Inc. as of September 30, 2006.

f)	Reflects the sale of 1.0 million shares of Resolve Staffing, Inc. common stock and the repayment of related party notes former shareholders of ELS, Inc.
g)	Reflects estimated income taxes.

(c) Exhibits.

Exhibit Number	Description
1.1	Purchase Agreement
2.1	Promissory Note
99.1	Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resolve Staffing, Inc.

Dated: January 10, 2007

By: /s/ Ron Heineman
Ron Heineman, CEO